Delaware Life Insurance Company

Rescission Offer for Eligible Payments Under Your

Variable Annuity or Variable Life Insurance Policy (“Contract”)

August 5, 2026

Dear Contract owner:

As you were previously notified, the audited financial statements of Delaware Life Insurance Company (the “Company”) were delayed this year. We apologize for any inconvenience this may have caused. The Company’s audited financial statements for the fiscal year ended December 31, 2025, have since been finalized and made available. If you would like a free copy of the audited financial statements, please call us at (800) 477-6545 or email us at Customer.Relations@delawarelife.com.

Even though Contract owners were notified about the delay in the Company’s financial statements, due to the delay, the Company was unable to make certain required regulatory filings with the U.S. Securities and Exchange Commission (“SEC”) and deliver or make available certain required information to Contract owners on a timely basis. Because we were late in meeting these requirements, we are offering Contract owners the opportunity to rescind purchase/premium payments received by the Company from May 1, 2026 to June 29, 2026 (“Eligible Payments”), plus interest at an effective annual interest rate of 7%, without any surrender charges or other transaction charges (the “Rescission Offer”). The terms and conditions of the Rescission Offer are described in more detail below.

The Rescission Offer will expire at 4:00 p.m. Eastern Time on September 21, 2026 (the “Expiration Date”).

You have been identified as a Contract owner who is eligible to participate in the Rescission Offer because we received one or more Eligible Payments from you. Please read these materials carefully. If you accept the Rescission Offer, your Contract will be adjusted as if the Eligible Payment(s) had never been made. Eligible Payment(s) will be refunded (with interest) and, as applicable, transactions that occurred after our receipt of the Eligible Payment(s) will be reprocessed.

Accepting the Rescission Offer is completely voluntary – it may not be in your best interest to accept. Before accepting the Rescission Offer, you should consult with a financial, tax, and legal professional and consider whether accepting the offer is in your best interest based on your personal facts and circumstances.

➢ If you decide to accept the Rescission Offer, please complete the enclosed Acceptance of Rescission Offer Form and return it by mail, e-mail, or fax as instructed. We must receive the Acceptance of Rescission Offer Form in good order no later than the Expiration Date.

➢ If you decide to decline the Rescission Offer, please do not respond. No action is required on your part.

If you have questions regarding the Rescission Offer, please contact your financial professional or call us at (888) 594-2654.

Sincerely,

/s/ Thomas DeGaetano

Thomas DeGaetano

Vice President

Delaware Life Insurance Company

DESCRIPTION OF THE RESCISSION OFFER

Background Information

As a reminder, the Company’s 2025 audited financial statements were delayed due to a review of the Company’s affiliate and related-party transactions (additional information is included in the Company’s 2025 audited financial statements). Due to the delay, the Company was unable to make certain required regulatory filings with the SEC and deliver or make available certain required information to Contract owners by deadlines prescribed by the federal securities laws or the SEC. As a result, Contract owners who made Eligible Payments may have a right to bring a civil action under the Securities Act of 1933 to have their Eligible Payments rescinded (with interest) by the Company. While the Company reserves the right to assert appropriate defenses to any such claims, the Company is now offering to rescind (i.e., refund) Eligible Payments plus interest, subject to the terms and conditions described herein.

The rights that recipients of a rescission offer have are not clearly delineated under the federal securities laws. Acceptance or non-acceptance of a rescission offer may not be determinative of an offeree’s legal rights. An offeree who accepts a rescission offer may no longer have a valid claim for rescission due to an absence of potential damages. An offeree who rejects a rescission offer may be precluded from subsequently asserting a claim for rescission. For this reason, if better understanding these rights is important to you, you should consult with a qualified attorney before deciding whether to accept or reject the Rescission Offer.

The Rescission Offer is not an admission that the Company did not comply with the federal securities laws or any other applicable laws.

The SEC has not approved or disapproved the Rescission Offer or determined whether this document is accurate or complete. Any representation to the contrary is a criminal offense.

Terms of the Rescission Offer

The Company is offering to rescind Eligible Payments, i.e., purchase/premium payments under the Contracts received by the Company between (and including) May 1, 2026 and June 29, 2026. In general, if you accept the Rescission Offer:

•

You will receive an amount equal to (i) the dollar amount of the Eligible Payment(s) made under your Contract, reduced by any portion of the Eligible Payment(s) previously withdrawn or surrendered, plus (ii) interest at an effective annual interest rate of 7%. Daily interest is to be calculated for the period from the date an Eligible Payment was received by the Company to the date that the Acceptance of Rescission Offer Form is received in good order.

•	As applicable, any other transactions that occurred after our receipt of the Eligible Payment(s) will be reprocessed as if the Eligible Payment(s) had never been made.

If you accept the Rescission Offer, the amount payable will be paid in a lump sum by check. The check will be mailed within seven days of our receipt of the Acceptance of Rescission Offer Form in good order.

Amounts distributed pursuant to the Rescission Offer will not be subject to surrender charges or other transaction charges under your Contract. The Company will bear all expenses in connection with the Rescission Offer.

Please note:

•	Acceptance of the Rescission Offer is irrevocable. However, we reserve the right to waive this restriction in our sole discretion on a non-discriminatory basis.

•

If you accept the Rescission Offer, all Eligible Payments under your Contract will be rescinded. You will not be permitted to accept the Rescission Offer for only a portion of an Eligible Payment. If there are multiple Eligible Payments under your Contract, you will not be permitted to accept the Rescission Offer for only some of the Eligible Payments.

•

If you accept the Rescission Offer, and all or some of an Eligible Payment has been previously withdrawn, we will also refund any surrender charges or other transaction charge that applied upon withdrawal.

•

The Rescission Offer does not affect your continuing ability to take full or partial withdrawals from your Contract. However, withdrawals may be subject to surrender charges and may have negative tax consequences, and may have negative consequences for your Contract and its benefits.

•	If you accept the Rescission Offer, your ability to apply the amount you receive back to your Contract as a new purchase/premium payment is subject to the terms and conditions of your Contract.

•	Initial payments for applications signed before May 1, 2026, are not Eligible Payments for purposes of the Rescission Offer.

To accept the Rescission Offer, you must complete the enclosed Acceptance of Rescission Offer Form and mail it to Delaware Life Insurance Company at P.O. Box 80428, Indianapolis, IN 46280 (for regular mail) or 10555 Group 1001 Way, Zionsville, IN 46077 (for express mail). You may also send your completed Acceptance of Rescission Offer Form by email to Customer.Relations@delawarelife.com or by fax to (800) 883-9165.

The completed Acceptance of Rescission Offer Form must be received by us in good order no later than the Expiration Date. We will not honor any acceptances received by the Company after the Expiration Date. We will not honor any acceptance by telephone or any methods other than those described above.

The Company reserves the right to extend the Expiration Date upon written notice. The Company also reserves the right to amend the terms of the Rescission Offer upon advance written notice, although we have no present intention to do so.

CONSIDERATION OF THE RESCISSION OFFER

Your decision to accept or reject the Rescission Offer is completely voluntary and should be based on an assessment of your personal facts and circumstances. It may not be in your best interest to accept. If you do not accept the Rescission Offer, your Contract will continue unchanged. Before accepting the Rescission Offer, you should review the prospectus and policy form for your Contract. You should also consult with a financial, tax, and/or legal professional to assist you in determining whether accepting the offer is in your best interest.

Primarily depending on the performance of the investment allocations for the Eligible Payment(s) under your Contract since May 1, 2026, the amount payable to you under the Rescission Offer could be more, or could be less, than the dollar amount of your Eligible Payment(s) together with any investment earnings attributable to them. Therefore, you should evaluate whether you would experience a loss before deciding whether to accept the Rescission Offer. In addition, by accepting the Rescission Offer, you will lose out on any potential future positive investment returns on the rescinded Eligible Payment(s).

In general, you may wish to accept the Rescission Offer if you expect (a) the amount payable to you under the Rescission Offer would be greater than (b) the dollar amount of your Eligible Payment(s) together with any investment earnings attributable to them. You may also wish to accept the Rescission Offer if you otherwise conclude it would be in your best interest to have your Eligible Payments refunded (with interest).

Your decision whether to accept the Rescission Offer should take into account the negative impacts that acceptance would have on your Contract and its benefits. If you accept the Rescission Offer, your Contract will be adjusted as if the Eligible Payment(s) had never been made (and, as part of this, transactions that occurred after our receipt of the Eligible Payment(s) will be reprocessed). As a result, if you accept the Rescission Offer, your Contract’s accumulated value will be lower than it would be if you do not accept the Rescission Offer. Your Contract’s death benefit and any living benefits may be lower (perhaps significantly lower) than the amount of the benefit(s) as determined by taking into account the Eligible Payment(s). After accepting the Rescission Offer, you may need to rebalance or otherwise reallocate your Contract’s accumulated value in order to maintain your desired investment allocations.

Also, if your Contract is a variable life insurance policy, the risk of lapse may increase (because of the resulting lower account value under your Contract) subject to any no-lapse guarantees that may be in effect under your policy. You may need to make additional premium payments to keep your policy in force.

Accepting the Rescission Offer may also have tax consequences. See “Federal Tax Consequences” below.

You may obtain information about the Rescission Offer and the value of your Contract by contacting us at (888) 594-2654. Please note that value of your Contract fluctuates daily; the actual value of your Contract at the time a Rescission Offer acceptance is processed may differ.

FEDERAL TAX CONSEQUENCES

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance or annuity contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life or annuity insurance contracts.

Any person contemplating acceptance of the Rescission Offer should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state, or local tax treatment of the Rescission Offer.

If you accept the Rescission Offer, the Eligible Payment(s) will be refunded, with interest, and your Contract will be adjusted as if the Eligible Payment(s) had never been made. Your investment in the Contract will be reduced by the Eligible Payment(s). Your account value will also be adjusted to remove any gain or loss attributable to the Eligible Payment(s). These adjustments could affect the tax treatment of a future distribution from the Contract.

If you made Eligible Payment in cash (as opposed to a with a tax-free exchange), there generally should be no U.S. federal income tax consequences with respect to the refund of the Eligible Payment pursuant to an acceptance of the Rescission Offer. The refund has the effect of returning the parties to the same position as before the Eligible Payment was made, within the same taxable year. The interest paid pursuant to an acceptance of the Rescission Offer, however, constitutes ordinary interest income for tax purposes.

If an Eligible Payment was made through a rollover from an Individual Retirement Account (“IRA”) or through a tax-free exchange of a life insurance or annuity contract, the refund made pursuant to acceptance of the Rescission Offer would be taxable as a distribution from a traditional IRA (or may be taxable as a distribution from a Roth IRA) or as “boot” in the exchange of the life insurance or annuity contract. A tax-free exchange or a distribution from a traditional IRA or Roth IRA may also be subject to an additional 10% tax if you are under age 59-1/2. It may not be possible to roll over a refund made pursuant to acceptance of the Rescission Offer to another IRA or to return the refund to the original IRA or benefit plan. Pursuant to final IRS regulations issued in July 2026, in certain circumstances the receipt of boot in a tax-free exchange of a life insurance or annuity contract could affect the tax treatment of a future distribution from the Contract. Consult a tax professional with respect to the advisability of accepting the Rescission Offer with respect to Eligible Payment(s) made through an IRA rollover or tax-free exchange of a life insurance or annuity contract.

In the event you accept the Recission Offer and the Eligible Payment was a regular contribution to a traditional IRA or Roth IRA (rather than a rollover contribution as described above), we do not believe that the return of such Eligible Payment would be treated as a distribution from an IRA. However, the Internal Revenue Service (“IRS”) has not issued specific guidance addressing rescission under these circumstances and therefore the IRS could determine that the return of such Eligible Payment constitutes a distribution from the IRA (and, in turn, may be subject to the 10% additional tax if you are under age 59-1/2). Even if the return of such Eligible Payment is not treated as a distribution from an IRA, there may be tax consequences, for example if the Eligible Payment was originally contributed to a traditional IRA on a pre-tax basis. You should consult with a qualified tax professional.

The interest portion of the payment you receive pursuant to an acceptance of the Rescission Offer constitutes ordinary interest income for tax purposes regardless of whether an Eligible Payment was made in cash, as an IRA rollover or tax-free exchange, or as a regular contribution to a traditional IRA or Roth IRA.

You should consult with a qualified tax professional prior to accepting the Rescission Offer.

QUESTIONS

If you have questions, including questions about the amount payable under the Rescission Offer, please contact your financial professional or call us at (888) 594-2654.

ACCEPTANCE OF RESCISSION OFFER

Complete this form ONLY if you wish to accept the rescission offer and receive your premium payment(s) back plus interest as described in the materials that accompany this form. This request must be received in good order no later than 4:00 pm ET on September 21, 2026.

Policy Information

Policy Number: <Contract Number> Product Name: <Product Name>	Owner: <Owner first and last names> Joint Owner: <Joint Owner first and last names>

Rescission of Premium Payment(s)

I/we hereby accept Delaware Life Insurance Company’s offer to rescind any and all premium payments it received for the above-referenced contract from May 1, 2026, through June 29th, 2026 (the “offer”).

In accepting the offer, I/we understand and agree that:

•	Acceptance of the offer is irrevocable.

•

I/we have reviewed the rescission offer described in the materials accompanying this form and have had the opportunity to obtain professional legal, financial and tax advice prior to accepting the offer.

•	Rescission may adversely affect policy benefits, and the risk of lapse may increase.

•	Rescission may result in adverse tax consequences.

•

Interest at an effective annual rate of 7% will be (i) calculated from the premium payment date through to the date Delaware Life Insurance Company receives this form in good order, (ii) paid by check directly to the Contract Owner(s), and (iii) reported to the Internal Revenue Service as income to the Contract Owner(s).

Owner’s Signature:

Date:___________________

Joint Owner’s Signature (if applicable):

Date:___________________

Contact Us

By mail Delaware Life P.O. Box 80428 Indianapolis, IN 46280-0428	By express mail Delaware Life 10555 Group 1001 Way Zionsville, IN 46077	By fax 800-883-9165 By email Customer.Relations@delawarelife.com

Online delawarelife.com	By phone Customer Service 888-594-2654